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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



DATE OF REPORT                                                     JULY 30, 1999
(Date of earliest event reported)


                             MERCHANTS BANCORP, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-14484                                        36-3182868
(Commission File Number)                 (I.R.S. Employer Identification Number)



1851 WEST GALENA BOULEVARD, AURORA, ILLINOIS                         60507
  (Address of principal executive offices)                         (Zip Code)



                                 (630) 907-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER INFORMATION

         On July 29, 1999, Merchants Bancorp., Inc., a Delaware corporation ("Merchants"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), pursuant to which a wholly-owned subsidiary of Old Kent will merge with and into Merchants (the "Merger"). As a result of the Merger, each outstanding share of Merchants' common stock, par value $1 per share ("Merchants Common Stock"), will be converted into the right to receive 0.830 shares of common stock of Old Kent, par value $1 per share. The Merger is conditioned upon, among other things, approval by holders of a majority of Merchants Common Stock and the receipt of certain regulatory and governmental approvals. It is intended that the Merger will be treated as a pooling-of-interests for accounting and financial reporting purposes. The Merger Agreement is attached as Exhibit 2.1 and its terms are incorporated herein by reference.

         Concurrently with their execution and delivery of the Merger Agreement, Merchants and Old Kent entered into a stock option agreement (the "Stock Option Agreement") pursuant to which Merchants granted Old Kent the right, upon the terms and subject to the conditions set forth in the Stock Option Agreement, to purchase up to 577,941 shares of Merchants Common Stock at a price of $27.75 per share, subject to certain adjustments. The Stock Option Agreement is attached as Exhibit 2.2 and its terms are incorporated herein by reference.

         A copy of a Press Release, dated July 30, 1999, issued by Merchants and Old Kent relating to the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Merger, dated as of July 29, 1999, by and between Old Kent Financial Corporation, Merchants Acquisition Corporation and Merchants Bancorp, Inc.

                  2.2 Stock Option Agreement, dated as of July 29, 1999, by and between Old Kent Financial Corporation and Merchants Bancorp, Inc.

                  99.1 Old Kent and Merchants Press Release dated July 30, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERCHANTS BANCORP, INC.



Dated:  August 5, 1999               By:   /s/  Calvin R. Myers
                                         ---------------------------------------
                                         Calvin R. Myers
                                         Chairman, President and Chief Executive
                                         Officer









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